UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2018 (October 18, 2018)

CALERES, INC.
(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 Maryland Avenue, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE:

Caleres, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") on October 19, 2018 (the "Initial Form 8-K"), related to the Equity and Asset Purchase Agreement (the "Purchase Agreement") entered into between the Company and the equity holders of Vionic Group LLC and Vionic International LLC (the "Equity Sellers"), VCG Holdings Ltd., a Cayman Islands corporation, as asset seller (the "Asset Seller", and together with the Equity Sellers, the "Sellers"), Christopher T. Gallagher and Daniel M. Sanner, solely in their capacity as Sellers’ representative, and, solely with respect to specified provisions, Christopher T. Gallagher and C. Bruce Campbell (the “Individual Parties”), pursuant to which the Company acquired all of the outstanding equity interests of Vionic Group LLC and Vionic International LLC and certain related intellectual property from the Asset Seller on October 18, 2018, subject to certain adjustments provided for in the Purchase Agreement. This Current Report on Form 8-K/A ("Form 8-K/A") amends and supplements the Initial Form 8-K to include (i) the historical audited financial statements of Vionic Group LLC, Vionic International LLC and VCG Holdings Ltd. (collectively, "Vionic"), (ii) the unaudited pro forma condensed combined financial data required pursuant to Item 9.01, and (iii) the consent of Frank, Rimerman + Co. LLP. Except as identified above, no other amendments or changes to the Initial Form 8-K are made by this Form 8-K/A and the remainder of the Initial Form 8-K shall remain in effect as of the date of filing of the Initial Form 8-K. Additionally, this Form 8-K/A does not purport to provide an update or discussion of any other developments subsequent to the filing of the Initial Form 8-K.

Item 9.01 of the Initial Form 8-K is hereby amended in its entirety and replaced by Item 9.01 of this Amendment.

Item 9.01   Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited consolidated financial statements of Vionic as of and for the year ended December 31, 2017, together with the Independent Auditors' Report, are included in Exhibit 99.2 hereto and incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for Caleres, Inc. as of and for the twenty-six weeks ended August 4, 2018 and for the fiscal year ended February 3, 2018 is included in Exhibit 99.3 hereto and incorporated herein by reference.

(d)    Exhibits.

See Index to Exhibits.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: December 7, 2018	/s/ Thomas C. Burke
Thomas C. Burke
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number
2.1†
Equity and Asset Purchase Agreement, dated October 18, 2018, by and among Caleres, Inc., the Equity Sellers (as defined therein), VCG Holdings Ltd., Christopher T. Gallagher and Daniel M. Sanner, solely in their capacity as Sellers’ Representative (as defined therein), and Christopher T. Gallagher and C. Bruce Campbell, solely with respect to specified provisions, incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, as filed with the SEC on October 19, 2018.

10.1
First Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 20, 2015 (the “Credit Agreement”), among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries, and Bank of America, N.A., as lead issuing bank, administrative agent and collateral agent, Wells Fargo Bank, National Association, as an issuing bank, Wells Fargo Bank, National Association, as syndication agent, JPMorgan Chase Bank, N.A. and SunTrust Bank, as co-documentation agents, and the other financial institutions party thereto, as lenders, incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated and filed July 20, 2015.

10.2
Second Amendment to Fourth Amended and Restated Credit Agreement, dated August 17, 2016, among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries, and the financial institutions party thereto, incorporated herein by reference to Exhibit 10.1 to the Company’s Form 10-Q for the quarterly period ended July 30, 2016.

23.1	Consent of Frank, Rimerman + Co. LLP.
99.1
Press Release, dated October 18, 2018, announcing the Vionic acquisition, incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, as filed with the SEC on October 19, 2018.

99.2	Audited consolidated financial statements of Vionic as of and for the year ended December 31, 2017, together with the Independent Auditor's Report.
99.3	Unaudited pro forma condensed consolidated financial data for Caleres, Inc. as of and for the twenty-six weeks ended August 4, 2018 and for the fiscal year ended February 3, 2018.

†
The Company has omitted the schedules to this Exhibit in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.